CSST

China Security & Surveillance Technology Inc.

OTCBB: CSCT

FORWARD LOOKING STATEMENT

The statements made in this presentation are forward-looking statements. Risk factors that could cause actual results to differ materially from those projected in forward-looking statements include, but are not limited to, general business conditions, managing growth, and political and other business risk. All forward-looking statements are expressly qualified in their entirety by this Cautionary Statement and the risk and other factor detailed in the Company's reports filed with the Securities and Exchange Commission. China Security and Surveillance Technology Inc. undertakes no duty to update those forward-looking statements.

CORPORATE HIGHLIGHTS

- **Domestic leader in a highly fragmented industry**
- **Differentiated Business Model:**
  - Vertically Integrated One-Stop-Shop
- **Security surveillance pure-play with technological advantages**
- **Solid growth and profitability**
- **Strong management team with significant industry experience**

COMPANY SNAPSHOT

PROVIDER OF SECURITY & SURVEILLANCE SOLUTIONS IN CHINA

ESTABLISHED APR, 2001 – COMPLETED RTO SEPT, 2005

HIGH GROWTH INDUSTRY	China's Security Surveillance Market >45% CAGR for over 5 years Estimated $33.2B market by 2009
EXTENSIVE NETWORK	> 200 Sales Reps & 59 Distribution Network locations throughout China
GROWTH DRIVERS	New Public Security Ordinances Beijing Olympics 2008 Shanghai World's Fair 2010
LEADING POSITION	Vertical & Horizontal Integration Access to US Capital Markets

FINANCIAL SNAPSHOT



$66.10
$52.88
$39.66
$26.44
$13.22
$0.00
$16.10
$5.70
$32.70
$7.30
$66.10
$16.30
2004
2005
9mths 06



$0.7
$0.6
$0.5
$0.4
$0.3
$0.2
$0.1
$0.0
$0.34
$0.39
$0.70
2004
2005
9mths 06

Outstanding Shares	Approx 34M
52 weeks Range	$3.10 / $16.35
Share Price (2/16/2007)	$14.98
Market Capitalization	Approx $509M

CORPORATE STRUCTURE


China Security & Surveillance Technology Inc.
("CSST")
OTCBB : CSCT
100%
China Safetech Holdings Ltd (BVI)
100%
100%
Golden Group (Shenzhen)
CSST (HK)
Shanghai Chengfeng (Shanghai)
Branch offices
Branch offices
CSST
WWW.CSSTF.COM

FOUCUSED ON SECURITY & SURVEILLANCE

Features :

- DVR system
- Pre-installed with CSST's surveillance software system
- Scalable HDD
- Web server capability
- Digital MPEG 4
- Multiple port (4 – 16)

Standalone DVR



Embedded DVR



Features :

- 4U DVR system
- Pre-installed with CSST's surveillance software system
- Scalable HDD
- Web server capability
- Digital MPEG 4
- Windows OS
- Multiple port (4 – 36)

In-Car DVR



Features :

- Mobile installations
- Supports GPS/GPRS
- Digital MPEG 4
- Multiple port (1 – 4)

Digital Cameras



Features :

- Sphere, Infra-red, motion detectors
- CCD
- High resolution
- Black & White / Color

Accessories



- DVR compression Cards
- Video Capture Cards
- Motorized Rack mount series
- Decoders

CSST

WWW.CSSTF.COM

VERTICALLY INTEGRATED BUSINESS MODEL


Design & Manufacturing
59 Branches in all major locations in China
Distribution & Installation
9-months Revenue Ended Sep 30, 2006
7% Others
93% Solutions
Post Sales Service & Maintenance

PROJECT DEVELOPMENTS


Laiwu, Sandong

Factory Surveillance


Doumen, Zhuhai

Border Control Surveillance


Ji'an, Jiangxi

Banking Surveillance


Shenzhen

Campus Surveillance


Zhenzhou, Henan

Transportation Surveillance


Fuzhou, Jiangxi

City Wide Surveillance


Huangdao, Shandong

Public Security Sector

INDUSTRY DYNAMICS

Key Factors driving the security market in China


Increasing Urbanization
Major International Events
Favorable Regulatory Environment
Robust Real Estate Growth

LARGE ESTABLISHED GROWING INDUSTRY

China's Security & Surveillance Market

Annual Growth Rate > 45%



Security Market Demand
Surveillance Market Demand
USD Billions
$140
$120
$100
$80
$60
$40
$20
$0
2003
2004
2005
2006
2007
2008
2009
2010
$12.33
$0.00
$17.26
$4.93
$24.17
$6.91
$33.84
$12.08
$47.36
$18.05
$66.31
$26.06
$86.20
$33.18
$123.30
$43.10

Source : China Public Security Guide

WWW.CSSTF.COM

KEY DRIVERS AND OPPORTUNITIES

CURRENT	1. 660 cities –City Safety surveillance systems 2. State Ordinance 458 – All entertainment venues in China 3. Intelligent Community homes and residential estates 4. Railway station safety 5. Traffic control, toll Road, Public Bus transportation 6. Educational institutions, home surveillance, supermarket, hotel, Govt premises, airport, etc.
UPCOMING	• 2008 Beijing Olympics • Coal mines : 24,000 • Shanghai World Fair 2010

SAFE CITY SURVEILLANCE PROJECTS 2006-2010

- Secure & Stable society. Priority for Central Govt (11th 5-year plan)
- Global incidents have fueled concerns
- Surveillance systems for public areas, traffic junctions, govt. buildings, etc
- Cities have their own budgets to determine the size and extent of the contracts
- Initial project phases have started. Major installations will begin in 2007
- Possible related opportunities include;
  - Security operations (emergency reporting calls & maintenance fees)
  - City wide Fire & Alarm industry

ESTIMATED MARKET SIZE FOR SAFE CITY PROJECTS

- Possible contract value average approx. $30M
- Approx. 660 cities requiring installations
- Addressable market size approx. **$25.1B**



- Street Cameras
- Traffic Junctions
- Main Public and Govt areas
- Linked to local Public Security Bureau



"3111" PROJECT

- Testing Phase for monitoring and reporting network
- "3" : Province, City, Municipal
- "111" : Each Province will select 1 city;
  Each City will select 1 County;
  Each County will select one district
- Selection is based upon financial strength
- 22 cities selected
- Once successful, Govt. will conduct nationwide roll-out



Province
City
County

CITY SURVEILLANCE PROJECTS 2006-2010
(CSST's Competitive Position)

- **Already secured initial phase projects in several cities**
  - Shandong
  - Guangxi
  - Xianyang
  - Bao'an
- **Approved vendor for the "3111" projects**
  - Camera systems
  - DVR
- **Banking Facility with China Construction Bank**
  - 10X deposit
  - Reduces AR increase Working capital
  - Ranked 25th among world's top 1,000 banks
  - "Bank of the Year" in China in 2005

SURVEILLANCE FOR ENTERTAINMENT VENUES

Electronic eyes for discos in campaign against vice

Beijing has ordered karaoke clubs and discos — which are widely popular and notorious fronts for prostitution and drugs — to install electronic eyes and open windows in backrooms to cut down on crime.

Government officials will also be banned from opening karaoke bars, video game parlors and other entertainment venues, according to guidelines published by the *People's Daily*, the Communist Party's mouthpiece.

The guidelines aim to clean up the nation's increasingly seedy entertainment industry amid a rise in prostitution, gambling and drug use, state media said Tuesday.

Relatives of officials in the cultural and public security departments, who are in charge of overseeing the entertainment industry, will also be banned from any involvement.

Officials caught running such businesses or not stopping their relatives from doing so will face punishment, including dismissal, according to the regulations issued by the State Council, the country's Cabinet.

The rules, which will go into effect on March 1, also forbid gambling, prostitution and other illegal activities at the businesses.

"Entertainment halls must set up video-monitoring systems covering their entrances, exits and main corridors and insure that the cameras are kept running during operating hours and are not interrupted," the *Beijing Youth Daily* cited the rules as stating.

Nightclubs must keep their security tapes for 30 days in case local police or officials need them in investigations, the newspaper said.

The rules, published in full in the state-run *People's Daily*, added that private rooms, staples of karaoke clubs where most customers rent rooms by the hour, must have transparent windows and no locks on doors.

AGENCE FRANCE-PRESSE, REUTERS

The Hong Kong Standard
Feb 15, 2006

"3111" RECOGNITION


6

专题

CHINA POLICE DAILY

7

为"3111"试点工程推荐的优秀安防企业产品名录

FACILITIES

Manufacturing Facility

- Located in Shenzhen's special industrial zone
- Manufacturing video compression cards
- Assembling of DVR and Camera units
- Approximately 60,000 sq ft
- Currently at 50% Capacity






R&D Center

- Located in Shenzhen
- Joint Video Surveillance Lab of Beijing University & CSST
- Product design center


北大-九鼎
视频监控联合实验室
JOINT VIDEO SURVEILLANCE LAB OF
PEKING UNIVERSITY AND GOLDEN GROUP
北京大学 深圳研究生院



COMPETITIVE LANDSCAPE

Market is Segmented into **3 areas**

- **CSST** Competes effectively in all **3 segments**

Manufacturers
- Strong Technical know-how
- Lacks sales network

Local Distributors
- Specific city
- Retail sales
- No manufacturing capabil
- SMEs

Local Contractors/SI
- Specific city
- Good relations with local ( ) en
- Little tech know-how
- Relies on others for prod
- SMEs

1 None are ve ally integrated
specific cities only
vt and large projects



Technology
Sales Network
Relationships
Permits & Approvals

COMPETITIVE ADVANTAGE

- **Diversified Product Portfolio with Industry Leading Technologies**
  - Built-in to standalone models
  - Black/White and Colored, Infra-red
  - 1 port to multiple 16 ports
- **World Class R&D Team**
  - Joint R&D with Beijing University
- **Excellent Logistic Support**
  - Fast delivery
  - Responsive customer support centers
- **Wide Sales Network**
  - 59 Branches in all major locations in China
- **Approvals & Permits**
- **One-Stop-Shop Solution**

CERTIFICATIONS



深圳市高新技术企业
HI-TECH
2006 The Top Enterprises in China's Security Industry
2006 中国安防产业五十强
九鼎集团
中国安防知名品牌
China Security & Protection Famous Brand
中国公共安全杂志社
中国公共安全网
二00六年一月
高新技术企业认定证书
九鼎企业集团(深圳)有限公司
中国安全防范产品行业协会
理事证书
深圳市九鼎企业集团有限公司

High-Tech Enterprise Certificate (Shenzhen)

Product Inspection Report

ISO9001: 2000

High-Tech Enterprise Certificate

Top 100 fastest growing Co. in Security & Surveillance Tech

China Famous Brand

Design, Construction & Maint Cert

REVENUE BREAKDOWN

- **Revenues by Customers**
  - Corporate = 50%
  - Govt = 40%
  - Others = 10%



50.0%
37.5%
25.0%
12.5%
0%
Corporate
Govt
Others

- **Revenues by Components**
  - Equipment = 40%
  - Engineering = 30%
  - Software = 20%
  - Maintenance = 10%



40%
30%
20%
10%
0%
Equipment
Engineering
Software
Maint/Warranty

REVENUE BY REGION


2005
North West Region (Xi'An),
$6M
Central North Region (Beijing), $2M
North East Region (Shenyang),
$5M
North Central Region (Jinan),
$5M
East Central Region
(Shanghai), $6M
South West Region (Chengdu),
$2M
Central Region (Nanchang),
$2M
HQ (Shenzhen),
$2M
South Central Region (Guangzhou),
$2M

Approx. figures in US$

FINANCIALS

	2003	2004	2005
Revenues	$11.79	$16.06	$32.69
Growth	-	*36%*	*104%*
Gross Margins	$4.21	$7.26	$9.21
Growth	-	*72%*	*27%*
% of Revenues	*36%*	*45%*	*28%*
Net Income	$2.75	$5.73	$7.27
Growth	-	*108%*	*27%*
% of Revenues	*23%*	*35%*	*22%*
EPS	$0.16	$0.34	$0.39

Notes:
- Figures in USD millions
- All three years are audited statements (USGAAP)
- 2003 & 2004 : Child Van Wagoner & Bradshaw, PLLC
- 2005 : GHP Horwath

SUMMARY BALANCE SHEET

	As of 31st Dec 05	As of 30th Sep 06
Cash and cash equivalents	$2.3M	$23.5M
Working Capital	$20.6M	$46.8M
Total Assets	$29.1M	$92.5M
Current Liabilities	$4.5M	$24.5M
Long Term Debt	NIL	$2.7M
Shareholders' Equity	$24.6M	$48.9M

MAKE GOOD PROVISIONS

Make Good Provisions for previous PIPE

	2006	2007
Target Net Income	$17.49	$34.1

- Mr. Tu (CEO) : 15% of his personal shares are placed in an escrow
- 1,022,063 shares or 7.5% (2006) & 1,022,063 shares or 7.5% (2007)

RECENT TRANSACTION

Citadel Financing

- $60 M Convertible Notes
- Initial Conversion Price = $18
- Coupon = 1%
- Maturity = 5 years

Q3 HIGHLIGHTS

- **51 New Contracts = $32 M**
  - Citywide projects, cyber cafes, corporate customers etc.
- **Q3 Revenues = $43.4 M**
  - 246% increase from Q3 2005
  - Deferred revenue from Q2 = $24.4 M
  - Revenue recognized in Q3 = $14.3 M
  - Other revenues = $4.7 M
  - Revenue deferred = $1.5 M
  - Backlog Q3 = $16.3 M
- **Gross Profit = $12.9 M**
  - 207% increase from Q3 2005
- **Income from Operations = $10.8 M**
  - 167% increase from Q3 2005
- **Net Income = $10.2 M**
  - 202% increase from Q3 2005

GROWTH DRIVERS

- **CSST is better capitalized**
  - Raised - USD8 million in April, 2006
  - Raised - USD16.2 million in July, 2006
  - Raised - USD10 million in November, 2006
  - Raised – USD60 million in February, 2007

- **Growing Market**
  - Safe City projects
  - New State Ordinance 458 issued in April, 2006

- **Approved Vendor for “3111” Projects in China**
  - By the Ministry of Public Security & the CSPIA
  - A nationwide surveillance & reporting network

- **Acquisition of Shanghai Chengfeng**
  - Acquisition of management team, technology & customers
  - Supported by the CSPIA and the Ministry of Public Security

MANAGEMENT

Mr. Guoshen Tu *President & Chairman*	M.A. in Philosophy, ZheJiang University Entrepreneur (since 1992). Planning & Restructuring of SOEs Numerous awards from the State, Ministries, Commissions
Mr. Terence Yap *Vice Chairman & CFO*	MBA, Chinese University of Hong Kong B.S. in Finance and Accounting (Australia) Corporate Strategy, M&A, IR, Corporate representative MCI, TMI, Hutchison Telecom
Mr. Shufang Yang *COO*	EMBA, China Europe International Business School GM ZheJiang Yin Cheng Electronics (1998 – 2001) President and CEO of Shanghai Cheng Feng (Since 2001) Extensive experience in the security and surveillance industry
Dr. Yong Zhao *CTO*	PhD in Engineering Post-Doctoral Fellow, Center for Signal Processing and Communications, Concordia University Associate Professor, ShenZhen Grad School of Beijing University Senior Audio/Video compression software engineer, Honeywell

CONCLUSION

- Strong Regulatory Drivers in Place
- Significant Revenues & Earnings Growth
- Diversified Business Model
- Security Surveillance – Dynamic Growth Characteristics
- Clear Domestic Leader in a Highly Fragmented Industry
- First Chinese Security Surveillance Co. Listed in U.S.

Thank You !

Q & A

SAFETY IS EVERYTHING